UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2025

Commission File Number 001-34584

HARBOR DIVERSIFIED, INC.

(Exact name of registrant as specified in its charter)

Delaware	13-3697002
(State of incorporation)	(I.R.S. Employer Identification No.)

W6390 Challenger Drive, Suite 203 Appleton, WI	54914-9120
(Address of principal executive offices)	(Zip Code)

(920) 749-4188

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Membership Interest Purchase Agreement

On December 10, 2025, Harbor Diversified, Inc. (the “Company”) entered into a Membership Interest Purchase Agreement (the “Membership Interest Purchase Agreement”), by and among the Company’s wholly owned subsidiary, AWAC Aviation, Inc. (“AWAC”), CSI Aviation, Inc. (“CSI”), and, solely for the purposes of Section 9.19 of the Membership Interest Purchase Agreement, the Company, pursuant to which (i) AWAC agreed to sell to CSI all of its right, title and interest in and to 100% of the issued and outstanding membership interests of Air Wisconsin Airlines LLC, for a portion of the Aggregate Purchase Price (as defined below), and (ii) the Company agreed to guarantee the payment and performance of AWAC’s indemnification obligations set forth in the Membership Interest Purchase Agreement.

The Company anticipates that the transactions contemplated by the Membership Interest Purchase Agreement will close promptly following the satisfaction of customary closing conditions, including receipt of required regulatory approvals, and simultaneously with the closing of the transactions contemplated by the CSI Asset Purchase Agreement and the ASL Asset Purchase Agreement (each as defined below). The Membership Interest Purchase Agreement contains representations, warranties and covenants by AWAC that are customary for transactions of this type, which were made solely for the benefit of the parties thereto.

CSI Asset Purchase Agreement

On December 10, 2025, the Company entered into an Asset Purchase Agreement with CSI (the “CSI Asset Purchase Agreement”) providing for the Company’s sale of 13 Bombardier model CL-600-2B19 CRJ200 aircraft and inventory of certain expendable parts to CSI for a portion of the Aggregate Purchase Price.

The Company anticipates that the transactions contemplated by the CSI Asset Purchase Agreement will close promptly following the satisfaction of customary closing conditions and simultaneously with the closing of the transactions contemplated by the Membership Interest Purchase Agreement and the ASL Asset Purchase Agreement. The CSI Asset Purchase Agreement defines aircraft delivery and acceptance conditions and sets forth various other covenants and obligations of the parties and prescribes potential remedies that are customary for an agreement of this nature.

ASL Asset Purchase Agreement

On December 15, 2025, the Company entered into an Asset Purchase Agreement with UMB Bank as Trustee for Associated Lease and Finance Group, LLC (“ASL”) (the “ASL Asset Purchase Agreement”) providing for the Company’s sale of 12 Bombardier model CL-600-2B19 CRJ200 aircraft to ASL for a portion of the Aggregate Purchase Price.

The Company anticipates that the transactions contemplated by the ASL Asset Purchase Agreement will close promptly following the satisfaction of customary closing conditions and simultaneously with the closing of the transactions contemplated by the Membership Interest Purchase Agreement and the CSI Asset Purchase Agreement. The ASL Asset Purchase Agreement defines aircraft delivery and acceptance conditions and sets forth various other covenants and obligations of the parties and prescribes potential remedies that are customary for an agreement of this nature.

Aggregate Purchase Price

The Membership Interest Purchase Agreement, the CSI Asset Purchase Agreement, and the ASL Asset Purchase Agreement are interdependent and the closing of the transactions contemplated thereby are conditioned upon one another. The aggregate purchase price payable in connection with such transactions is expected to be approximately $113.2 million (the “Aggregate Purchase Price”), subject to adjustments pursuant to the terms of the applicable agreements. The allocation of such aggregate consideration among the individual transactions is set forth in, and governed by, the respective agreements.

Incorporation by Reference

The foregoing descriptions of the Membership Interest Purchase Agreement, the CSI Asset Purchase Agreement, and the ASL Asset Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the Membership Interest Purchase Agreement, the CSI Asset Purchase Agreement, and the ASL Asset Purchase Agreement, redacted copies of which will be filed as exhibits to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which will be filed with the Securities and Exchange Commission (the “SEC”).

Item 5.08	Shareholder Director Nominations.

2025 Annual Meeting of Stockholders

The Company expects to hold its 2025 annual meeting of stockholders (the “Annual Meeting”) on Tuesday, December 30, 2025 at 3:00 p.m. Eastern Time. The record date for the Annual Meeting is December 1, 2025. The Company’s Notice of Virtual Annual Meeting of Stockholders (the “Notice”) was first mailed to stockholders on or about December 5, 2025 (the “Mailing Date”).

Stockholder Proposal and Director Nomination Deadlines

Because the scheduled date of the Annual Meeting represents a change of more than 30 days from the anniversary of the Company’s 2024 annual meeting of stockholders, the advance deadlines set forth in the Company’s Amended and Restated Bylaws (the “Bylaws”) for stockholder proposals and director nominations are determined by reference to the date of the Annual Meeting, as described below.

Revised Deadline for Rule 14a-8 Stockholder Proposals

The Company commenced mailing of the Notice as of December 5, 2025. As a result, stockholder proposals submitted pursuant to Rule 14a-8 (“Rule 14a-8”) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the Mailing Date are not eligible for inclusion in the Company’s proxy solicitation materials for the Annual Meeting. Any stockholder seeking to present business at the Annual Meeting must comply with the advance notice provisions in the Bylaws described below.

Revised Deadline Under Advance Notice Bylaw Provision

The Bylaws include advance notice provisions applicable to stockholders seeking to bring director nominations or other business before an annual meeting other than pursuant to Rule 14a-8. These advance notice provisions require that, among other things, stockholders give timely written notice to the Company regarding such nominations or proposals and provide the information and satisfy the other requirements set forth in the Bylaws. Because the date of the Annual Meeting has changed by more than 30 days from the anniversary of the Company’s 2024 annual meeting of stockholders, a stockholder’s notice will be considered timely only if it is received by the Company (a) not earlier than the close of business on October 1, 2025, which is the 90th day prior to the date of the Annual Meeting; and (b) not later than the close of business on December 15, 2025, which is the later of (i) the 60th day prior to the date of the Annual Meeting, and (ii) the tenth day following the date on which the public announcement of the date of the Annual Meeting was first made. Stockholder notices must comply with all informational and procedural requirements set forth in the Bylaws.

Universal Proxy Rule Requirements

In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must comply with the requirements of Rule 14a-19 under the Exchange Act no later than December 15, 2025, which is the later of 60 calendar days prior to the date of the Annual Meeting and the tenth calendar day following public announcement by the Company of the date of the Annual Meeting

Requirements Applicable to All Proposals and Nominations

All stockholder proposals or notices provided in compliance with the foregoing deadlines must be in writing and delivered to, or mailed to and received at, the Company’s principal executive offices, addressed to the Company’s Secretary at: Harbor Diversified, Inc., W6390 Challenger Drive, Suite 203, Appleton, Wisconsin, 54914.

The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any nomination or proposal that does not comply with the Bylaws, the Exchange Act, or applicable rules and regulations.

Cautionary Note Regarding Forward-Looking Statements

This Current Report, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this Current Report that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. These statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions. Management bases these forward-looking statements on its current expectations, plans and assumptions that it has made in light of its experience in the industry, as well as its perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at such time. Although management believes these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect the Company’s business, results of operations and financial condition and could cause actual results to differ materially from those expressed in the forward-looking statements. These statements are not guarantees of future performance or results. These forward-looking statements include statements concerning the Company’s ability to successfully consummate the transactions pursuant to the Membership Interest Purchase Agreement, the CSI Asset Purchase Agreement, and the ASL Asset Purchase Agreement and the terms of such transactions, and the timing of the Annual Meeting. These forward-looking statements are subject to and involve numerous risks, uncertainties and assumptions, including those discussed under the caption “Risk Factors” in the Company’s filings with the SEC, as may be updated from time to time in subsequent filings, and you should not place undue reliance on these statements. These cautionary statements are made only as of the date of this Current Report. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARBOR DIVERSIFIED, INC.

Date: December 18, 2025	/s/ Christine R. Deister
Christine R. Deister
Chief Executive Officer and Secretary